UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices)
(Zip Code)

(972) 931-4300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD.

On March 27, 2014, TIER REIT, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), first used the presentation attached hereto as Exhibit 99.1 in connection with a conference call with stockholders and financial advisors to review year end 2013 results.  The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The presentation materials include information about Modified Funds from Operations (“MFFO”) and Same Store Cash Net Operating Income. In order to derive MFFO, we begin with Funds from Operations (“FFO”), which is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in the April 2002 “White Paper on Funds From Operations” as net income (loss), computed in accordance with accounting principles generally accepted in the United State of America (“GAAP”), excluding extraordinary items, as defined by GAAP, gains (or losses) from sales of property and impairments of depreciable real estate (including impairments of investments in unconsolidated joint ventures and partnerships which resulted from measurable decreases in the fair value of the depreciable real estate held by the joint venture or partnership), plus depreciation and amortization on real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests.

Since FFO was promulgated, several new accounting pronouncements have been issued, such that management, industry investors and analysts have considered the presentation of FFO alone to be insufficient to evaluate operating performance. Accordingly, we use MFFO, as defined by the Investment Program Association, which excludes from FFO the following items:

(1)	acquisition fees and expenses;

(2)	straight line rent amounts, both income and expense;

(3)	amortization of above- or below-market intangible lease assets and liabilities;

(4)	amortization of discounts and premiums on debt investments;

(5)
impairment charges on real estate related assets to the extent not already excluded from net income in the calculation of FFO, such as impairments of non-depreciable properties, loans receivable, and equity and debt investments;

(6)	gains or losses from the early extinguishment of debt;

(7)
gains or losses on the extinguishment or sales of hedges, foreign exchange, securities and other derivative holdings except where the trading of such instruments is a fundamental attribute of our operations;

(8)	gains or losses related to fair value adjustments for interest rate swaps and other derivatives not qualifying for hedge accounting, foreign exchange holdings and other securities;

(9)	gains or losses related to consolidation from, or deconsolidation to, equity accounting;

(10)	gains or losses related to contingent purchase price adjustments; and

(11)	adjustments related to the above items for unconsolidated entities in the application of equity accounting.

The determination of whether impairment charges have been incurred is based partly on anticipated operating performance and hold periods.  Estimated undiscounted cash flows from a property, derived from estimated future net rental and lease revenues, net proceeds on the sale of the property, and certain other ancillary cash flows are taken into account in determining whether an impairment charge has been incurred.  While impairment charges for depreciable real estate are excluded from net income (loss) in the calculation of FFO and impairment charges for other real estate related assets are excluded in the calculation of MFFO as described above, impairments reflect a decline in the value of the applicable property that we may not recover.

Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate and intangibles diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient. As a result, we believe that the use of MFFO, together with the required GAAP presentation, provides a more complete understanding of our performance because it excludes the adjustments in FFO and MFFO outlined above. Factors that impact MFFO include fixed costs, lower yields on cash held in accounts, income from portfolio properties and other portfolio assets, interest rates on debt financing and operating expenses. When compared period over period and year over year, MFFO reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs that are not immediately apparent from net income. We believe fluctuations in MFFO are indicative of changes and potential changes in operating activities.

Accordingly, we believe that MFFO can be a useful metric to assist management, stockholders and analysts in assessing the sustainability of operating performance. MFFO is also more comparable in evaluating our performance over time.  We also believe that MFFO is a recognized measure of sustainable operating performance by the real estate industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that do not have a similar level of involvement in acquisition activities or are not similarly affected by impairments and other non-operating charges. By providing MFFO, we believe we are presenting useful information that assists stockholders in better aligning their analysis with management’s analysis of long-term, core operating activities.

MFFO should neither be considered as an alternative to net income (loss), nor as an indication of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  Additionally, the exclusion of impairments limits the usefulness of MFFO as an historical operating performance measure since an impairment charge indicates that operating performance has been permanently affected.  MFFO is not a useful measure in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining MFFO.  MFFO is a non-GAAP measurement and should be reviewed in connection with other GAAP measurements.  Our MFFO attributable to common stockholders as presented may not be comparable to amounts calculated by other REITs that do not define FFO in accordance with the current NAREIT definition or MFFO in accordance with the current IPA definition or that interpret the definitions differently.

The following section presents our calculations of FFO attributable to common stockholders and MFFO attributable to common stockholders for the three months ended December 31, 2013 and 2012 (in thousands, except per share amounts):

	Three Months Ended
	December 31, 2013	December 31, 2012
Net income (loss)	$25,025	$(59,087)
Net (income) loss attributable to noncontrolling interests	(21)	116
Adjustments (1):
Real estate depreciation and amortization from consolidated properties	39,608	47,094
Real estate depreciation and amortization from unconsolidated properties	1,677	1,506
Real estate depreciation and amortization - noncontrolling interests	—	(194)
Impairment of depreciable real estate assets	—	72,964
Gain on sale or transfer of depreciable real estate	(50,947)	(7,983)
Noncontrolling interest (OP units) share of above adjustments	14	(164)
FFO attributable to common stockholders	15,356	54,252
Adjustments (1):
Straight-line rent adjustment	(890)	(2,760)
Amortization of above- and below-market rents, net	(1,974)	(2,498)
Net (gain) loss on troubled debt restructuring and early extinguishment of debt	1,934	(32,035)
Noncontrolling interest (OP units) share of above adjustments	1	54
MFFO attributable to common stockholders	$14,427	$17,013

Weighted average common shares outstanding - basic	299,192	299,102
Weighted average common shares outstanding - diluted (2)	299,653	299,102

Net income (loss) per common share - basic and diluted (2)	$0.08	$(0.20)
FFO per common share - basic and diluted	$0.05	$0.18
MFFO per common share - basic and diluted	$0.05	$0.06
_______________

(1)	Reflects the adjustments of continuing operations, as well as discontinued operations.

(2)	There are no dilutive securities for purposes of calculating the net income (loss) per common share.

The following section presents our calculations of FFO attributable to common stockholders and MFFO attributable to common stockholders for the years ended December 31, 2013, 2012 and 2011 (in thousands, except per share amounts):

	Year Ended December 31,
	2013	2012	2011
Net income (loss)	$15,983	$(152,361)	$(181,875)
Net (income) loss attributable to noncontrolling interests	(431)	260	425
Adjustments (1):
Real estate depreciation and amortization from consolidated properties	169,845	194,908	221,169
Real estate depreciation and amortization from unconsolidated properties	6,132	7,021	7,447
Real estate depreciation and amortization - noncontrolling interests	(504)	(759)	(795)
Impairment of depreciable real estate assets (2)	4,879	98,050	96,066
Gain on sale or transfer of depreciable real estate	(81,661)	(28,213)	(18,086)
Noncontrolling interest share of gain on sale or transfer of depreciable real estate	459	—	—
Noncontrolling interest (OP units) share of above adjustments	(143)	(393)	(446)
FFO attributable to common stockholders	$114,559	$118,513	$123,905

Adjustments (1):
Acquisition expenses	95	—	238
Straight-line rent adjustment	(7,653)	(17,263)	(25,498)
Amortization of above- and below-market rents, net	(9,966)	(12,507)	(18,823)
Net (gain) loss on troubled debt restructuring and early extinguishment of debt	(33,394)	(35,622)	(38,911)
Noncontrolling interest (OP units) share of above adjustments	73	94	122
MFFO attributable to common stockholders	$63,714	$53,215	$41,033

Weighted average common shares outstanding - basic	299,192	298,372	296,351
Weighted average common shares outstanding - diluted (3)	299,584	298,372	296,365

Net income (loss) per common share - basic and diluted (3)	$0.05	$(0.51)	$(0.61)
FFO per common share - basic and diluted	$0.38	$0.40	$0.42
MFFO per common share - basic and diluted	$0.21	$0.18	$0.14
___________________

(1)	Reflects the adjustments of continuing operations, as well as discontinued operations.

(2)	Includes impairment of our investments in unconsolidated entities which resulted from a measurable decrease in the fair value of the depreciable real estate held by the joint venture or partnership.

(3)	There are no dilutive securities for purposes of calculating the net income (loss) per common share.

Same Store Cash Net Operating Income (“Same Store Cash NOI”) is a non-GAAP financial measure equal to rental revenue, less lease termination fee income and non-cash revenue items, including straight-line rent adjustments and the amortization of above- and below-market rent, property operating expenses (excluding tenant improvement demolition costs), real estate taxes, and property management expenses for our same store properties. The same store properties include our consolidated operating properties owned and operated for the entirety of the current and comparable periods.  We view Same Store Cash NOI both quarter-over-quarter and year-over-year as an important measure of the operating performance of our properties because it allows us to compare operating results of consolidated properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods under review.

Same Store Cash NOI presented by us may not be comparable to Same Store Cash NOI reported by other REITs that do not define Same Store Cash NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store Cash NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements and notes thereto. Same Store Cash NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of liquidity or our ability to make distributions.

The table below presents our Same Store Cash NOI with a reconciliation to net income (loss) for the three months ended December 31, 2013 and 2012 (in thousands). The same store properties for this comparison consist of 36 properties and 13.5 million square feet.

	Three Months Ended December 31,
	2013	2012
Same Store Revenue:
Rental revenue	$84,766	$85,583
Less:
Straight-line rent revenue adjustment	(603)	(1,650)
Amortization of above- and below-market rents, net	(1,341)	(1,389)
Lease termination fees	(138)	—
	82,684	82,544

Same Store Expenses:
Property operating expenses (less tenant improvement demolition costs)	26,680	26,213
Real estate taxes	13,524	10,950
Property management fees	2,631	2,540
Property Expenses	42,835	39,703

Same Store Cash NOI	$39,849	$42,841

Reconciliation of net income (loss) to Same Store Cash NOI
Net income (loss)	$25,025	$(59,087)
Adjustments to reconcile net income (loss) to Same Store Cash NOI:
Interest expense	25,468	29,124
Asset management fees	—	2
Asset impairment losses	—	68,350
Tenant improvement demolition costs	448	—
General and administrative	4,360	4,481
Depreciation and amortization	36,308	38,016
Interest and other income	(470)	(312)
Gain on troubled debt restructuring and early extinguishment of debt	1,605	—
Provision for income taxes	104	92
Equity in earnings of investments	(24,479)	(398)
Income from discontinued operations	(26,435)	(24,982)
Gain on sale or transfer of assets	—	(7,721)
Net operating income of non same store properties	(3)	(1,685)
Straight-line rent revenue adjustment	(603)	(1,650)
Amortization of above- and below-market rents, net	(1,341)	(1,389)
Lease termination fees	(138)	—
Same Store Cash NOI	$39,849	$42,841
Quarter over Quarter change	(7.0)%

The table below presents our Same Store Cash NOI with a reconciliation to net income for the three months ended December 31, 2013, as compared to the three months ended September 30, 2013 (in thousands). The same store properties for this comparison consist of 36 properties and 13.5 million square feet.

	Three Months Ended
	December 31, 2013	September 30, 2013
Same Store Revenue:
Rental revenue	$84,766	$86,132
Less:
Straight-line rent revenue adjustment	(603)	(438)
Amortization of above- and below-market rents, net	(1,341)	(2,233)
Lease termination fees	(138)	(473)
	82,684	82,988

Same Store Expenses:
Property operating expenses (less tenant improvement demolition costs)	26,680	26,930
Real estate taxes	13,524	13,110
Property management fees	2,631	2,625
Property Expenses	42,835	42,665

Same Store Cash NOI	$39,849	$40,323

Reconciliation of net income to Same Store Cash NOI
Net income	$25,025	$7,148
Adjustments to reconcile net income to Same Store Cash NOI:
Interest expense	25,468	26,878
Tenant improvement demolition costs	448	364
General and administrative	4,360	4,206
Depreciation and amortization	36,308	36,861
Interest and other income	(470)	(151)
Gain on troubled debt restructuring and early extinguishment of debt	1,605	—
Provision for income taxes	104	328
Equity in earnings of investments	(24,479)	(346)
Income from discontinued operations	(26,435)	(31,817)
Net operating income of non same store properties	(3)	(4)
Straight-line rent revenue adjustment	(603)	(438)
Amortization of above- and below-market rents, net	(1,341)	(2,233)
Lease termination fees	(138)	(473)
Same Store Cash NOI	$39,849	$40,323
Quarter over Quarter change	(1.2)%

The table below presents our Same Store Cash NOI with a reconciliation to net income (loss) for the years ended December 31, 2013 and 2012 (in thousands). The same store properties for this comparison consist of 36 properties and 13.5 million square feet.

	Year Ended December 31,
	2013	2012
Same Store Revenue:
Rental revenue	$343,969	$340,934
Less:
Straight-line rent revenue adjustment	(5,174)	(9,737)
Amortization of above- and below-market rents, net	(6,227)	(7,662)
Lease termination fees	(879)	(1,223)
	331,689	322,312

Same Store Expenses:
Property operating expenses (less tenant improvement demolition costs)	105,461	102,650
Real estate taxes	51,529	49,366
Property management fees	10,378	10,125
Property Expenses	167,368	162,141

Same Store Cash NOI	$164,321	$160,171

Reconciliation of net income (loss) to Same Store Cash NOI
Net income (loss)	$15,983	$(152,361)
Adjustments to reconcile net income (loss) to Same Store Cash NOI:
Interest expense	107,122	118,545
Asset management fees	—	7,951
Asset impairment losses	—	84,536
Tenant improvement demolition costs	1,758	—
General and administrative	17,322	15,480
Depreciation and amortization	144,854	153,138
Interest and other income	(1,244)	(942)
(Loss) gain on troubled debt restructuring and early extinguishment of debt	1,605	(201)
Provision for income taxes	518	60
Equity in earnings of investments	(24,547)	(1,725)
Income from discontinued operations	(70,471)	(30,970)
Gain on sale or transfer of assets	(16,102)	(8,083)
Net operating income of non same store properties	(197)	(6,635)
Straight-line rent revenue adjustment	(5,174)	(9,737)
Amortization of above- and below-market rents, net	(6,227)	(7,662)
Lease termination fees	(879)	(1,223)
Same Store Cash NOI	$164,321	$160,171
Year over Year change	2.6%

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.
99.1 TIER REIT, Inc. – Year-End 2013 Conference Call Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: March 27, 2014	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President – Legal, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description
99.1	TIER REIT, Inc. – Year-End 2013 Conference Call Presentation